UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

May 12, 2009	(May 6, 2009)
Date of Report	(Date of earliest event reported)

THE SERVICEMASTER COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-14762	36-3858106
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

860 Ridge Lake Boulevard
Memphis, Tennessee 38120
(Address of principal executive offices, including zip code)

(901) 597-1400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 6, 2009, the board of directors of ServiceMaster Global Holdings, Inc. (“Holdings”), the indirect parent of The ServiceMaster Company, adopted an amendment to the ServiceMaster Global Holdings, Inc. Stock Incentive Plan (the “Stock Incentive Plan”).  The amendment to the Stock Incentive Plan increases by 600,000 the maximum number of shares of Holdings common stock reserved for issuance thereunder, to 13,045,000.  The Stock Incentive Plan otherwise remains unchanged.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SERVICEMASTER COMPANY
(Registrant)

By:	/s/ Steven J. Martin
Name: Steven J. Martin
Title: Senior Vice President and Chief Financial Officer

Date: May 12, 2009